1 INDEPENDENT CONTRACTOR SERVICES AGREEMENT Effective Date: January 1, 2025 (subject to the terms and conditions contained herein) This Agreement is made by and between Anterix Inc.(“Company”), a Delaware corporation having its12 principal place of business at 3 Garret Mountain Plaza, Woodland Park, New Jersey 07424 and Morgan E. O’Brian, an independent contractor with the following address: 1250 S. Washington St. Unit 809, Alexandria, VA 22314 (the “Contractor”). 1. Engagement of Services. Company may issue Project Assignments to Contractor in the form attached to this Agreement as Exhibit A (“Project Assignment or Statement of Work”). Subject to the terms of this Agreement, Contractor will render the services set forth in Project Assignment(s) accepted by Contractor by the completion dates set forth therein (collectively, the “Services”). 2. Compensation. Company will pay Contractor the fee set forth in the attached Project Assignment for services rendered pursuant to this Agreement and the applicable Project Assignment. Contractor will be reimbursed for reasonable business expenses, as described in the Project Assignment, to the extent submitted to the Company with accompanying supporting documentation (e.g., receipts), within thirty (30) days of being incurred. Upon termination of this Agreement for any reason, Contractor will be paid fees and expenses on the basis stated in any active Project Assignment(s) for work which has been completed. 3. Independent Contractor Relationship. Contractor’s relationship with Company is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship. Except as otherwise expressly stated, Contractor will not be entitled to any of the benefits which Company may make available to its employees, including, but not limited to, group health or life insurance, profit- sharing or retirement benefits. Contractor is not authorized to make any representation, contract or commitment on behalf of Company. Contractor is solely responsible for, and will file, on a timely basis, all tax returns and payments required to be filed with, or made to, any federal, state or local tax authority with respect to the performance of services and receipt of fees under this Agreement. Contractor is solely responsible for, and must maintain adequate records of, expenses incurred in the course of performing services under this Agreement. No part of Contractor’s compensation will be subject to withholding by Company for the payment of any social security, federal, state or any other employee payroll taxes. Company will regularly report amounts paid to Contractor by filing Form 1099-MISC with the Internal Revenue Service as required by law. Notwithstanding anything contained herein to the contrary, considering Mr. O’Brien’s retirement from the Company prior to the Effective Date, combined with his more than ten (10) years of service to the Company, and pursuant to the Stock Plan under which said options were granted, Company agrees that Mr. O’Brien may exercise any Anterix stock options he has that are vested as of the termination date of this Agreement at any time prior to the Option Exercise Date (which is ten (10) years after the grant date of such options). 4. Intellectual Property Rights. 4.1 Disclosure and Assignment of Inventions. (a) Inventions. “Inventions” includes any and all new or useful art, discovery, improvement, technical development, or invention, whether or not patentable and all related know-how, designs, mask works, trademarks, formulae, processes, manufacturing techniques, trade secrets, ideas, artworks, software or other copyrightable or patentable work, that Contractor, solely or jointly with others, make, conceive or reduce to practice within the scope of Contractor’s work for Docusign Envelope ID: 6E67EEA0-C62C-4417-BB31-60CBDE93CEB9

2 Company under this Agreement. (b) Disclosure and Ownership of Inventions. Contractor agrees to promptly disclose every Invention. Contractor hereby assigns and agrees to assign to Company or its designee its entire right, title and interest worldwide in all such Inventions and any associated intellectual property rights. (c) Assistance. Contractor agrees to execute upon Company’s request a signed transfer of copyright to Company in the form required by Company, for all Inventions subject to copyright protection, including computer programs, notes, sketches, drawings and reports. Contractor agrees to assist Company in any reasonable manner to obtain and enforce for Company’s benefit patents, copyrights, mask works, and other property rights in any and all countries, and Contractor agrees to execute, when requested, patent, copyright or similar applications and assignments to Company and any other lawful documents deemed necessary by Company to carry out the purpose of this Agreement. If called upon to render assistance under this paragraph, Contractor will be entitled to a fair and reasonable fee in addition to reimbursement of authorized expenses incurred at the prior written request of Company. In the event that Company is unable for any reason to secure Contractor’s signature to any document required to apply for or execute any patent, copyright or other applications with respect to any Inventions (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), Contractor hereby irrevocably designates and appoints Company and its duly authorized officers and agents as its agents and attorneys-in-fact to act for and in its behalf and instead of Contractor, to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, mask works or other rights thereon with the same legal force and effect as if executed by Contractor. 4.2 Confidential Information. (a) Definition of Confidential Information. “Confidential Information” as used in this Agreement shall mean any and all technical and non-technical information including patent, copyright, trade secret, and other proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Company, its suppliers and customers, and includes, without limitation, its respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and information. (b) Nondisclosure and Nonuse Obligations. Contractor agrees that at all times during or subsequent to the term of this Agreement, Contractor will keep confidential and not divulge, communicate, or use Company Confidential Information, except for Contractor’s own use during the Term of this Agreement to the extent necessary to perform Project Assignment(s) for the benefit of Company. Contractor agrees that it shall treat all Confidential Information of Company with at least the same degree of care as it accords to its own Confidential Information, and Contractor represents that it exercises reasonable care to protect its own Confidential Information. Contractor will immediately give notice to Company of any unauthorized use or disclosure of the Confidential Information. Contractor agrees to assist Company in remedying any such unauthorized use or disclosure of the Confidential Information. (c) Exclusions from Nondisclosure and Nonuse Obligations. Contractor’s obligations under Paragraph 4.2(b) (“Nondisclosure and Nonuse Obligations”) with respect to any portion of Confidential Information shall terminate when Contractor can document that: (a) it was in the public domain at or subsequent to the time it was communicated to Contractor by the disclosing party through no fault of Contractor; (b) it was rightfully in Contractor’s possession free of any Docusign Envelope ID: 6E67EEA0-C62C-4417-BB31-60CBDE93CEB9

3 obligation of confidence at or subsequent to the time it was communicated to Contractor by the disclosing party; (c) it was developed by employees or agents of Contractor independently of and without reference to any information communicated to Contractor by the disclosing party; or (d) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this Agreement. (d) Disclosure of Third Party Information. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party. 4.3 Return of Company’s Property. All materials furnished to Contractor by Company, whether delivered to Contractor by Company or made by Contractor in the performance of Services under this Agreement (the “Company Property”) are the sole and exclusive property of Company or its suppliers or customers. Contractor agrees to promptly deliver the original and any copies of the Company Property to Company at any time upon Company’s request. Upon termination of this Agreement by either party for any reason, or termination of a Project Assignment, as provided herein, Contractor agrees to promptly deliver to Company or destroy, at Company’s option, the original and any copies of the Company Property. Contractor agrees to certify in writing that Contractor has so returned or destroyed all such Company Property. 5. No Conflict of Interest. During the term of this Agreement, Contractor will not accept work, enter into a contract, or accept an obligation, inconsistent or incompatible with Contractor’s obligations, or the scope of Services rendered for Company, under this Agreement and/or the Project Assignments. If Contractor provides notice of a potential conflict to the Company, the Company and Contractor shall discuss the potential conflict and the ability of Contractor to continue to perform obligations to the Company pursuant to this Agreement or any Project Assignment. If following this discussion the Company determines that a conflict exist, and Contractor nevertheless elects to pursue such conflicting work, contract or obligation, this Agreement shall be deemed immediately terminated by Company for Cause. 6. Term and Termination. 6.1 Term. This Agreement is effective as of the Effective Date set forth above, and, unless earlier terminated as provided hereunder or extended upon agreement of the parties at least 30 days before the end of the term, will terminate on December 31, 2025 (the “Consulting End Date”) on the following terms, a minimum term from January 1, 2025 through June 30, 2025 and thereafter, on a month-to-month basis through December 31, 2025 6.2 Termination by Company. (a) In addition to any termination for Cause that may occur in accordance with Section 5, Company may terminate this Agreement, and any Project Assignment, with or without Cause (as such term is defined in the Company’s Executive Severance Plan, as in effect on the date hereof (the “Severance Plan”)), at any time upon fifteen (15) days prior written notice to Contractor, provided however, if the Company terminates this Agreement before June 30, 2025 without cause, then the Company will be required to pay to Mr. O’Brien the remaining balance of the one-hundred eighty-thousand US dollars ($180,000.00) Mr. O’Brien would have received for the minimum term had the Company not terminated the Consulting Agreement before June 30, 2025. And provided further that if Company terminates this Agreement without cause at any time during the month-to- month segment of the Agreement, then Company will pay to Mr. O’Brien the full fee due for the month in which the termination occurred. (b) Company also may terminate this Agreement immediately in its sole discretion upon Contractor’s material breach of this Agreement or any Project Assignment, or upon any acts of gross misconduct by Contractor directly affecting this Agreement, any such termination shall be deemed to be a termination for Cause, if Contractor’s breach is not cured within thirty (30) Docusign Envelope ID: 6E67EEA0-C62C-4417-BB31-60CBDE93CEB9

4 days after receipt of notification of breach. (c) Upon such notice of termination, all work performed by Contactor shall cease, unless otherwise directed by Company, and Company’s obligations shall be limited to payment for Expenses, as described in the applicable Project Assignment, incurred by Contractor up to the date of termination. 6.3 Termination by Contractor. (a) Except during the term of a Project Assignment accepted by Contractor, Contractor may terminate this Agreement, with or without cause, at any time upon fifteen (15) days’ prior written notice to Company. Upon such notice of termination, all work performed by Contactor shall cease, unless otherwise directed by Company Lead Report, and Company’s obligations shall be limited to payment for Expenses, as described in the Project Assignment, incurred by Contractor up to the date of termination. (b) Contractor may also terminate this Agreement immediately in Contractor’s sole discretion upon Company’s material breach of this Agreement or any Project Assignment, if Company’s breach is not cured within thirty (30) days after receipt of notification of breach. 6.4 Survival. The rights and obligations contained in Sections 4 (“Intellectual Property Rights”) and 8 (“Noninterference with Business”) will survive any termination or expiration of this Agreement. 7. Waiver and Termination Rights (a) In connection with Contractor’s service as executive officer of the Company, Contractor was a participant in the Severance Plan, as a Tier 1 Executive. As a Tier 1 Executive, if the Company terminated Contractor’s employment services with the Company for reasons other than Cause, death or disability, Contractor would have been entitled to severance benefits (including two years of base salary and target bonus, a pro rata target bonus for the fiscal year in which his services to the Company end, full or partial accelerated vesting of his outstanding equity awards, payments for continued health coverage, and other benefits). By execution of this Agreement, Contractor hereby agrees that he has waived his rights, if any, to receive severance benefits and any other obligations of the Company under the Severance Plan. Contractor further agrees that the Participation Agreement between Contractor and the Company dated January 1, 2020 shall be terminated effective upon the Effective Date. (b) In consideration for Contractor’s agreements set forth in Section 7(a) above, and in accordance with the Company’s Stock Plan, all-non-performance based equity awards held by Contractor shall continue to vest through the termination date of this Agreement. (c) Notwithstanding anything to the contrary in this Section 7, Contractor acknowledges and agrees that any equity awards that are stock options must be exercised prior to the applicable Option Exercise Date (10-year after grant date). Contractor acknowledges and agrees that other than as specifically modified by this Agreement, Contractor remains subject to the terms and conditions of his equity awards and the equity plans under which the equity awards were issued. Contractor further acknowledges and agrees that extending the period in which he may exercise his vested stock options by more than ninety (90) days from the date he ceases to be an employee of the Company will have the effect of automatically converting any of his stock options that are currently Incentive Stock Options (“ISOs”) to Non-Qualified Stock Options (“NSOs”). Contractor further acknowledges that ISOs and NSOs are treated differently under the tax laws (e.g., upon exercise of an NSO, the exercising party must pay tax on the spread between the then fair market value of the Docusign Envelope ID: 6E67EEA0-C62C-4417-BB31-60CBDE93CEB9

5 Company’s Common Stock and the exercise price paid for the stock), and that he is responsible for seeking his own legal and tax advice on such matters. 8. Noninterference with Business. During this Agreement, and for a period of two years immediately following its termination, Contractor agrees not to interfere with the business of Company in any manner. By way of example and not of limitation, Contractor agrees not to solicit or induce any employee or independent contractor to terminate or breach an employment, contractual or other relationship with Company. 9. Successors and Assigns. Contractor may not subcontract, assign or otherwise delegate its obligations under this Agreement without Company’s prior written consent. Any attempt to do so will be void. Company may fully assign and transfer this Agreement in whole or in part. 10. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by telecopy, electronic transmission, or facsimile transmission upon acknowledgement of receipt of such electronic transmission; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth above or such other address as either party may specify in writing. 11. Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of New Jersey. 12. Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. 13. Waiver. The waiver by Company of a breach of any provision of this Agreement by Contractor shall not operate or be construed as a waiver of any other or subsequent breach by Contractor. 14. Injunctive Relief for Breach. Contractor’s obligations under this Agreement are of a unique character that gives them particular value; breach of any of such obligations will result in irreparable and continuing damage to Company for which there will be no adequate remedy at law; and, in the event of such breach, Company will be entitled to injunctive relief and/or a decree for specific performance, and such other and further relief as may be proper (including monetary damages if appropriate). 15. Arbitration. Any controversy or claim (except those regarding Inventions, Proprietary Information or intellectual property) arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association , and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof, provided however, that each party will have a right to seek injunctive or other equitable relief in a court of law. The prevailing party will be entitled to receive from the non-prevailing party all costs, damages, and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with that action or proceeding, whether or not the controversy is reduced to judgment or award. The prevailing party will be that party who may be fairly said by arbitrator(s) to have prevailed on the major disputed issues. Contractor hereby consents to the arbitration in the state of New Jersey. 16. Indemnification. Contractor agrees to defend, indemnify, and hold Company harmless from and against any and all claims, costs, or other fees incurred by Company as a result of Contractor’s failure to comply with any applicable laws, rules or regulations, Contractors’ breach of any of the terms of this Agreement, or Contractor’s services rendered hereunder. 17. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or contemporaneous oral or written Docusign Envelope ID: 6E67EEA0-C62C-4417-BB31-60CBDE93CEB9

6 agreements concerning such subject matter. The terms of this Agreement will govern all Project Assignments and services undertaken by Contractor for Company. This Agreement may only be changed by mutual agreement of authorized representatives of the parties in writing. NOTICE: This Agreement does not affect any immunity under 18 USC Sections 1833(b) (1) or (2), which read as follows (note that for purposes of this statute only, individuals performing work as contractors or consultants are considered to be employees): (1) An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. (2) An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. Company: Contractor: Anterix Inc. Morgan E. O’Brien By: By: Name: Scott Lang Name: Morgan E. O’Brien Title: President & Chief Executive Officer Date: __________________________________ Date: ________________________________ Docusign Envelope ID: 6E67EEA0-C62C-4417-BB31-60CBDE93CEB9 1/1/2025 | 09:36 EST 12/31/2024 | 18:27 EST

7 INDEPENDENT CONTRACTOR SERVICES AGREEMENT EXHIBIT A (“PROJECT ASSIGNMENT”) Anterix (the “Company”) is engaging Mr. O’Brien (the “Contractor”) to perform the following Services, subject o the terms of the Agreement to which this Project Assignment is attached: SERVICES: Senior Advisory Services to be provided at the request, discretion, and direction of President & CEO, Scott Lang, or Board Chairman, Tom Kuhn. All projects associated with the services will be further agreed upon in detail and in writing, by the President and CEO and Mr. O’Brien. In this capacity, Morgan’s point of contact will be the President and CEO, with whom any changes in direction or approach shall be cleared and, per the terms of this Agreement, these services may be terminated at any time. LENGTH OF ENGAGEMENT/PROJECT: This engagement is for the Term as set forth in Section 6.1 of the Agreement, unless earlier terminated or extended, as provided therein. PROJECT INFORMATION AND FEES: Start Date: January 1, 2025 Fees: $30,000.00 US Dollars per month (in accordance with the Agreement terms) Responsible Contractor: Morgan O’Brien Company Lead Report(s): Scott Lang EXPENSES: Expense reimbursement is: (i) limited to required, reasonable, travel (transportation, lodging and meals), authorized in writing by Company in advance; and (ii) payable in arrears within 30 days after receipt of an itemized invoice and delivery of receipts. Such invoices shall be submitted by Contractor on a monthly basis. VESTING OF PREVIOUSLY GRANTED EQUITY: Notwithstanding any provisions to the contrary contained in Section 7 of the Agreement to which this Project Assignment is attached, it is acknowledged and understood by the Parties that all outstanding Anterix equity awards held by Contractor as of the effective date of this Agreement, shall remain outstanding and shall continue to vest in accordance with its original terms as Contractor continues to provide uninterrupted services to Anterix, and pursuant to the terms of this Agreement. IN WITNESS WHEREOF, the parties have executed this Project Assignment as of the date first written above. Company: Contractor: Anterix Inc. Morgan O’Brien By: By: Name: Scott Lang Name: Morgan E. O’Brien Title: President & Chief Executive Officer Date: ________________________________ Title: Contractor Date: _____________________________________ Docusign Envelope ID: 6E67EEA0-C62C-4417-BB31-60CBDE93CEB9 1/1/2025 | 09:36 EST12/31/2024 | 18:27 EST